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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                AMENDMENT NO. 1

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 27, 2003


                         Commission File Number: 0-12742




                                SPIRE CORPORATION
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           (Name of small business issuer as specified in its charter)




      MASSACHUSETTS                                           04-2457335
-------------------------------                         ----------------------
(State or other jurisdiction of                            (I.R.S. Employer
 organization or incorporation)                          Identification Number)




                                ONE PATRIOTS PARK
                        BEDFORD, MASSACHUSETTS 01730-2396
                    ----------------------------------------
                    (Address of principal executive offices)



                                  781-275-6000
                         -------------------------------
                         (Registrant's telephone number)









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                                SPIRE CORPORATION
                           FORM 8-K/A, AMENDMENT NO. 1

     The undersigned Registrant hereby amends its Current Report on Form 8-K, dated May 27, 2003, to include Item 2, amend and restate Item 7 and file the financial statements and pro forma financial information required by Item 7.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On May 23, 2003 Spire Corporation (the "Company") acquired from Stratos Lightwave, Inc. ("Seller") all of the ownership interests of Bandwidth Semiconductor, LLC ("Bandwidth"), a Delaware limited liability company, located in Hudson, New Hampshire. Bandwidth is a compound semiconductor foundry providing material and device fabrication services to defense, telecommunications and biomedical instrument industries. The total purchase price was $954,351 in cash, including acquisition costs of $229,385, plus liabilities assumed of $3,044,244. The Company's acquisition of Bandwidth did not include the following "excluded assets": various forms of cash held by Bandwidth, and the proceeds of the sale of real estate in Hudson, New Hampshire owned and partly occupied by Bandwidth. The cash used by the Company to acquire Bandwidth came from the Company's cash assets. The consideration from the Company to Seller included the release and forgiveness from all future obligations of Bandwidth, Seller and Methode Electronics, Inc., the former parent of Stratos, in connection with a Sublease Agreement with the Company dated December 29, 1999 and expiring on November 30, 2005 for approximately 21,275 square-feet of space previously occupied by Bandwidth in Bedford, Massachusetts. As a result, the Company recorded a $1,247,241 assumed liability in the purchase accounting representing the present value of the remaining lease obligation associated with the unused space. The acquisition of Bandwidth, including the purchase price, was negotiated at arm's length between the Company and the Seller. Neither the Company nor any director or officer of the Company was affiliated with, or had a material relationship with, the Seller.

     Among the assets owned by Bandwidth is an Emcore E-300LDM Growth Pump System reactor (the "System"). Bandwidth uses the System for metal organic chemical vapor deposition ("MOCVD") film growth. The System is the subject of a Master Lease Agreement, which requires monthly payments to General Electric Capital Corporation of approximately $36,411 through September 15, 2004. After the initial three-year period ending in September 2004, the lease allows for an additional two-year extension. The Company expects to extend the lease term for the additional two years to September 2006. The lease has a residual value guarantee of $204,000 at the end of the extended period. This lease has been accounted for as a capital lease and a $1,430,311 assumed liability was recorded in the purchase accounting representing the present value of the remaining lease obligations through 2006 including the buyout amount.

     In conjunction with the acquisition of Bandwidth by the Company, SPI-Trust, a Trust of which Roger G. Little, Chairman of the Board, Chief Executive Officer and President of the Company, is sole trustee and principal beneficiary, purchased from Stratos the building that Bandwidth occupies in Hudson, New Hampshire for $3.7 million. Subsequently, the Company entered into a lease for the building (90,000 square-feet) with SPI-Trust whereby the Company will pay $4.1 million to the SPI-Trust over the initial five-year term expiring in 2008 with a Company option to extend for five years. The lease agreement does not provide for a transfer of ownership at any point. This lease was recorded by Spire as a related party capital lease on the acquisition date. As of such date, Bandwidth occupied approximately 40,000 square-feet of space in the building, including class 100/1000 clean rooms of approximately 13,000 square-feet. The Company believes that for the foreseeable future, Bandwidth will continue to occupy approximately the same amount of space, including clean rooms, as it occupied before May 23, 2003.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         a.   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
              -----------------------------------------

              Balance Sheets of Bandwidth as of March 31, 2003 (Unaudited) and December 31, 2002 and 2001, and the related Statements of Operations and Member's Deficit, and Cash Flows for the three months ended March 31, 2003 and 2002 (Unaudited) and the years ended December 31, 2002 and 2001, with independent auditors' report thereon, are attached hereto as
         Exhibit 99.1 and are incorporated herein by this reference.

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         b.   PRO FORMA FINANCIAL INFORMATION
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              Pro Forma Unaudited Combined Statements of Operations of the
         Company for the three months ended March 31, 2003 and the year ended December 31, 2002, all giving pro forma effect the Company's acquisition of Bandwidth, are attached hereto as Exhibit 99.2 and are incorporated herein by this reference.

         c.   EXHIBITS
              --------

         10(h) Purchase Agreement dated as of May 23, 2003 by and among Spire Corporation and Stratos Lightwave, Inc./Bandwidth Semiconductor, LLC, incorporated by reference to Exhibit 10(h) to the Company's Quarterly Report on Form 10-QSB, as amended, for the quarter ended June 30, 2003. *

         10(i) Lease Agreement dated as of May 23, 2003 by and between SPI-Trust, Roger G. Little, Trustee, and Spire Corporation, incorporated by reference to Exhibit 10(h) to the Company's Quarterly Report on Form 10-QSB, as amended, for the quarter ended June 30, 2003. *

         23.1     Consent of KPMG LLP.

         99       News Release of the Company dated May 27, 2003. *

         99.1 Balance Sheets of Bandwidth as of March 31, 2003 (Unaudited) and December 31, 2002 and 2001 and the related Statements of Operations and Member's Deficit, and Cash Flows for the three months ended March 31, 2003 and 2002 (Unaudited) and years ended December 31, 2002 and 2001, with independent auditors' report thereon.

         99.2 Unaudited Pro Forma Combined Statements of Operations of the Company for the three months ended March 31, 2003 and the year ended December 31, 2002, all giving pro forma effect to the Company's acquisition of Bandwidth.

        *  Previously filed.












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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        SPIRE CORPORATION


Date:  May 7, 2004                      By: /s/ Roger G. Little
                                            ----------------------------------
                                            Roger G. Little
                                            President, Chief Executive Officer
                                            and Chairman of the Board

































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                                  EXHIBIT INDEX


Exhibit                 Description
-------                 -----------

23.1         Consent of KPMG LLP.

99.1 Balance Sheets of Bandwidth as of March 31, 2003 (Unaudited) and December 31, 2002 and 2001 and the related Statements of Operations and Member's Deficit, and Cash Flows for the three months ended March 31, 2003 and 2002 (Unaudited) and years ended December 31, 2002 and 2001, with independent auditors' report thereon.

99.2 Unaudited Pro Forma Combined Statements of Operations of the Company for the three months ended March 31, 2003 and the year ended December 31, 2002, all giving pro forma effect to the Company's acquisition of Bandwidth.

*  Previously filed.




















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